                                                                     Exhibit 4.1

CLASS A COMMON STOCK                                        CLASS A COMMON STOCK
     NUMBER                                                         SHARES

                       [Graphic of                          SEE REVERSE FOR
                        farm family]                        CERTAIN DEFINITIONS
                                                            AND OTHER PROVISIONS
                                                            CUSIP 30239F 10 6


                            FBL FINANCIAL GROUP, INC.
                INCORPORATED UNDER THE LAWS OF THE STATE OF IOWA

          THIS CERTIFIES THAT



          IS THE OWNER OF


                              CERTIFICATE OF STOCK

FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK, WITHOUT PAR VALUE, OF

                            FBL FINANCIAL GROUP, INC.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

     THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.

     WITNESS THE FACSIMILE SIGNATURES OF THE CORPORATION'S DULY AUTHORIZED OFFICERS.

     DATED
          ----------                                        ----------

          ----------                                        ----------
                    SECRETARY                                         CHAIRMAN

COUNTERSIGNED AND REGISTERED:
                    BOATMEN'S TRUST COMPANY
                      (ST. LOUIS, MISSOURI)
                                                  TRANSFER AGENT
                                                    AND REGISTRAR

BY
                                               AUTHORIZED OFFICER

                            FBL FINANCIAL GROUP, INC.

     The corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class authorized to be issued, the variations in the designations, rights, preferences and limitations of each series so far as the same have been determined, and the authority of the board of directors of the corporation to determine variations for future series.


     THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION OF THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM- AS TENANTS IN COMMON      UNIF GIFT MIN AGT=         CUSTODIAN
TEN ENT- AS TENANTS BY THE ENTIRETIES               ---------           --------
 JT TEN- AS JOINT TENANTS WITH                        (CUST)             (MINOR)
         RIGHT OF SURVIVORSHIP AND          UNDER UNIFORM GIFTS TO MINORS ACT
         NOT AS TENANTS IN COMMON
                                        ----------------------------------------
                                                            STATE

     Additional abbreviations may also be used though not in the above list.

     For Value Received,                   hereby sell, assign and transfer unto
                        -------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
- ---------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

- --------------------------------------------------------------------------------

- ------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated,
      -------------------------------

                                        X
                                         ---------------------------------------
NOTICE: THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME(S) AS WRITTEN UPON THE FACE
OF THE CERTIFICATE IN EVERY PARTICULAR,
WITHOUT ALTERATION OR ENLARGEMENT OR
ANY CHANGE WHATSOEVER.

                                        X
                                         ---------------------------------------

                                        ----------------------------------------
                                        Signature(s) must be guaranteed by a
                                        qualified Medallion Guarantee Member


                                        ----------------------------------------